Exhibit 99.1

Joint Filer Information

Signatures and Joint Filer Information

Name of Joint Filer: American Securities LLC

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

AMERICAN SECURITIES LLC

/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	Chief Executive Officer

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: ASP Endeavor Investco LP

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

ASP Endeavor Investco LP

/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President and Secretary

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: ASP SOLV Aggregator L.P.

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

ASP SOLV Aggregator L.P.

/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President and Secretary

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: ASP VIII Alternative Investments Solstice, L.P.

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

ASP VIII Alternative Investments Solstice, L.P. BY: American Securities Associates VIII, LLC, its general partner

/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	President

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: American Securities Partners VIII(B), L.P.

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

American Securities Partners VIII(B), L.P. By: American Securities Associates VIII, LLC, its general partner

/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	President

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: ASP VIII Alternative Investments L.P.

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

ASP VIII Alternative Investments L.P. By: American Securities Associates VIII, LLC, its general partner

/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	President

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: AS/ASP VIII Co-Investor LLC

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

AS/ASP VIII Co-Investor LLC By: ASP Manager Corp., its MANAGER

/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President and Secretary

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: American Securities Associates VIII, LLC

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

American Securities Associates VIII, LLC

/s/ Michael G. Fisch
Name:	Michael G. Fisch
Title:	President

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: ASP VIII SOLV Holdings LP

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

ASP VIII SOLV Holdings LP By: ASP Manager Corp., its GENERAL PARTNER

/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President and Secretary

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: ASP VIII CSE Holdings LP

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

ASP VIII CSE Holdings LP By: ASP Manager Corp., its GENERAL PARTNER

/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President and Secretary

Dated: June 3, 2026

Signatures and Joint Filer Information
(continued)

Name of Joint Filer: ASP Manager Corp.

Address of Joint Filer: 590 Madison Avenue, 38th Floor
New York NY 10022

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: SOLV Energy, Inc. [MWH]

Date of Earliest Transaction
Required to be Reported

(Month/Day/Year): 06/1/2026

Designated Filer: American Securities LLC

Signature:

ASP Manager Corp.

/s/ Eric L. Schondorf
Name:	Eric L. Schondorf
Title:	Vice President and Secretary

Dated: June 3, 2026